Exhibit 99.1
Hexion Inc.
Pro Forma Financial Statement Information (Unaudited)

On June 30, 2016, Hexion Inc. (“Hexion” or the “Company”) completed the sale (the “PAC Disposition”) of its Performance Adhesives, Powder Coatings, Additives & Acrylic Coatings and Monomers (“PAC”) businesses pursuant to the terms of a Purchase Agreement with Synthomer plc (“PAC Buyer”) dated March 18, 2016 (as amended, the “Purchase Agreement”). The PAC business includes seven manufacturing facilities in Europe, North America and Asia. The Company received gross cash consideration for the PAC business in the amount of $226 million, less approximately $6 million relating to liabilities transferred to the PAC Buyer, net of cash and estimated working capital that transferred to the PAC Buyer as part of the Purchase Agreement. A subsequent post-closing adjustment to the purchase price will be made in accordance with the Purchase Agreement.
The unaudited pro forma financial statement information also includes the impact of the Company’s sale (the “HAI Disposition”) of its interest in HA-International LLC (“HAI”), a joint venture serving the North American foundry industry, to its joint venture partner HA-USA, Inc. (“HAI Buyer”), which was completed on June 1, 2016.
The unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016 is based on the Company’s unaudited Condensed Consolidated Balance Sheet as of March 31, 2016, after giving effect to these transactions as if they had occurred as of March 31, 2016. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2015 and the three months ended March 31, 2016 give effect to the PAC Disposition and the HAI Disposition as if they both had occurred on January 1, 2015.
The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015 has been derived from the the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2015. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016 and the unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2016 have been derived from the Company’s unaudited Condensed Consolidated Financial Statements included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2016. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable.
The unaudited pro forma condensed consolidated financial information has been provided for informational purposes only. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had these transactions occurred as of the dates indicated above. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the Company. The unaudited pro forma condensed consolidated financial information, including the notes thereto, should be read in conjunction with the financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2015 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2016, both of which have been filed with the U.S. Securities and Exchange Commission.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
HEXION INC. (Unaudited)

	As of March 31, 2016
(In millions, except share data)	As Reported (1)	Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents (including restricted cash of $11)	$119	$199	(2)	$318
Accounts receivable (net of allowance for doubtful accounts of $16)	508	—		508
Seller's note receivable	—	75	(3)	75
Inventories:
Finished and in-process goods	229	—		229
Raw materials and supplies	89	—		89
Current assets held for sale	67	(67)	(7)	—
Other current assets	53	—		53
Total current assets	1,065	207		1,272
Investment in unconsolidated entities	37	(18)	(6)	19
Deferred income taxes	11	—		11
Long-term assets held for sale	80	(80)	(7)	—
Other long-term assets	46	—		46
Property and equipment:
Land	75	—		75
Buildings	265	—		265
Machinery and equipment	2,355	—		2,355
	2,695	—		2,695
Less accumulated depreciation	(1,751)	—		(1,751)
	944	—		944
Goodwill	125	—		125
Other intangible assets, net	62	—		62
Total assets	$2,370	$109		$2,479
Liabilities and Deficit
Current liabilities:
Accounts payable	$319	$—		$319
Debt payable within one year	66	—		66
Interest payable	99	—		99
Income taxes payable	10	—		10
Accrued payroll and incentive compensation	99	—		99
Current liabilities associated with assets held for sale	56	(56)	(7)	—
Other current liabilities	110	—		110
Total current liabilities	759	(56)		703
Long-term liabilities:
Long-term debt	3,700	(80)	(4)	3,620
Long-term pension and post employment benefit obligations	227	—		227
Deferred income taxes	13	—		13
Long-term liabilities associated with assets held for sale	10	(10)	(7)	—
Other long-term liabilities	156	—		156
Total liabilities	4,865	(146)		4,719
Deficit
Common stock—$0.01 par value; 300,000,000 shares authorized, 170,605,906 issued and 82,556,847 outstanding at March 31, 2016	1	—		1
Paid-in capital	526	—		526
Treasury stock, at cost—88,049,059 shares	(296)	—		(296)
Accumulated other comprehensive income (loss)	11	(14)	(5)	(3)
Accumulated deficit	(2,736)	269	(12)	(2,467)
Total Hexion Inc. shareholder’s deficit	(2,494)	255		(2,239)
Noncontrolling interest	(1)	—		(1)
Total deficit	(2,495)	255		(2,240)
Total liabilities and deficit	$2,370	$109		$2,479
See Notes to Pro Forma Condensed Consolidated Financial Statements

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
HEXION INC. (Unaudited)

	Three Months Ended March 31, 2016
(In millions)	As Reported (8)	Adjustments		Pro Forma
Net sales	$909	$(87)	(10)	$822
Cost of sales	802	(74)	(10)	728
Gross profit	107	(13)		94
Selling, general and administrative expense	84	(8)	(10)	76
Business realignment costs	3	—		3
Other operating expense, net	3	—		3
Operating income	17	(5)		12
Interest expense, net	79	—		79
Gain on extinguishment of debt	(23)	—		(23)
Other non-operating expense, net	2	—		2
Loss before income tax and earnings from unconsolidated entities	(41)	(5)		(46)
Income tax expense	7	—		7
Loss before earnings from unconsolidated entities	(48)	(5)		(53)
Earnings from unconsolidated entities, net of taxes	4	(4)	(13)	—
Net loss	$(44)	$(9)		$(53)
See Notes to Pro Forma Condensed Consolidated Financial Statements

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
HEXION INC. (Unaudited)

	Year Ended December 31, 2015
(In millions)	As Reported (9)	Adjustments		Pro Forma
Net sales	$4,140	$(369)	(11)	$3,771
Cost of sales	3,540	(323)	(11)	3,217
Gross profit	600	(46)		554
Selling, general and administrative expense	306	(30)	(11)	276
Asset impairments	6	—		6
Business realignment costs	16	—		16
Other operating expense, net	12	(1)	(11)	11
Operating income	260	(15)		245
Interest expense, net	326	—		326
Gain on extinguishment of debt	(41)	—		(41)
Other non-operating income	(3)	—		(3)
Loss before income tax and earnings from unconsolidated entities	(22)	(15)		(37)
Income tax expense	34	(2)	(11)	32
Loss before earnings from unconsolidated entities	(56)	(13)		(69)
Earnings from unconsolidated entities, net of taxes	17	(15)	(13)	2
Net loss	(39)	(28)		(67)
Net income attributable to noncontrolling interest	(1)	—		(1)
Net loss attributable to Hexion Inc.	$(40)	$(28)		$(68)
See Notes to Pro Forma Condensed Consolidated Financial Statements

Hexion Inc.
Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)
(dollars in millions)

(1)	Represents period-end balances as reported on the unaudited Condensed Consolidated Balance Sheet included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

(2)
Represents net cash proceeds from the PAC Disposition and the HAI Disposition. Adjustment amounts are calculated on a pro forma basis as if the PAC Disposition and HAI Disposition occurred on March 31, 2016.

	PAC Disposition	HAI Disposition	Total
Gross cash proceeds	$226	$59	$285
Adjustment for liabilities transferred, net of cash and estimated working capital transferred	(6)	—	(6)
Long-term debt paydown (4)	(80)	—	(80)
Net cash proceeds	$140	$59	$199

(3)	Represents seller's note receivable of $75 issued as partial consideration in conjunction with the HAI Disposition.

(4)	Represents the repayment of outstanding borrowings under the Company's asset-based revolving credit facility as of March 31, 2016, using a portion of the proceeds related to the PAC Disposition.

(5)	Represents the removal of cumulative translation adjustment amounts in conjunction with the PAC Disposition.

(6)	Represents the removal of the Company's equity-method investment in HAI in conjunction with the HAI Disposition.

(7)
Represents the carrying value of assets and liabilities transferred to the PAC Buyer that were reported as held for sale in the unaudited Condensed Consolidated Balance Sheet as of March 31, 2016 included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

(8)
Represents the results of operations as reported in the unaudited Condensed Consolidated Statement of Operations included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

(9)	Represents the results of operations as reported in the Consolidated Statement of Operations included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

(10)
Represents the results of the PAC business that were included in the unaudited Condensed Consolidated Statement of Operations included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2016.

(11)	Represents the results of the PAC business that were included in the Consolidated Statement of Operations included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

(12)
Represents the estimated gains of $153 and $116 related to the PAC Disposition and the HAI Disposition, respectively. The estimated income tax impact of these gains are immaterial, as the jurisdictions primarily impacted by these gains are in a full valuation allowance position.

(13)	Represents the removal of the Company's equity earnings related to HAI for the three months ended March 31, 2016 and the year ended December 31, 2015, respectively.